Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of July 31, 2016 for each of the retailers included in the trust portfolio.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$2,828,716,080	20.2%	5,283,901	28.6%
Lowe’s	2,656,595,825	19.0%	2,079,965	11.3%
Wal-Mart (1)	1,933,793,637	13.8%	1,606,083	8.7%
Sam’s Club Dual Card	1,702,644,130	12.2%	1,368,599	7.4%
Sam’s Club(1)	1,416,938,749	10.1%	2,045,347	11.1%
Gap Family Dual Card(2)	1,399,321,465	10.0%	1,476,376	8.0%
Belk	825,757,585	5.9%	1,668,499	9.0%
Gap(3)	504,327,782	3.6%	1,543,401	8.4%
Chevron	299,167,756	2.1%	1,047,239	5.7%
JCPenney Dual Card	131,925,256	0.9%	94,253	0.5%
Other	294,785,122	2.1%	235,525	1.3%
Total	$13,993,973,386	100.0%	18,449,188	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(14,326,632)	-0.1%	293,817	1.6%
No Balance	–	0.0%	6,897,101	37.4%
$0.01-$500.00	925,257,226	6.6%	5,771,065	31.3%
$500.01-$1,000.00	1,059,567,223	7.6%	1,457,673	7.9%
$1,000.01-$2,000.00	2,330,277,102	16.7%	1,602,627	8.7%
$2,000.01-$3,000.00	2,264,017,279	16.2%	921,700	5.0%
$3,000.01-$4,000.00	1,926,230,675	13.8%	556,106	3.0%
$4,000.01-$5,000.00	1,755,078,787	12.5%	390,643	2.1%
$5,000.01-$6,000.00	1,324,006,971	9.5%	242,116	1.3%
$6,000.01-$7,000.00	865,343,046	6.2%	133,914	0.7%
$7,000.01-$8,000.00	619,687,986	4.4%	83,097	0.5%
$8,000.01-$9,000.00	420,783,388	3.0%	49,715	0.3%
$9,000.01-$10,000.00	295,153,777	2.1%	31,180	0.2%
$10,000.01-$15,000.00	184,654,771	1.3%	16,450	0.1%
$15,000.01-$20,000.00	24,061,962	0.2%	1,443	0.0%
$20,000.01 or more	14,179,825	0.1%	541	0.0%
Total	$13,993,973,386	100.0%	18,449,188	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$102,387,906	0.7%	962,093	5.2%
$500.01-$1,000.00	270,800,502	1.9%	1,208,447	6.6%
$1,000.01-$2,000.00	1,063,992,175	7.6%	4,160,614	22.6%
$2,000.01-$3,000.00	1,510,473,432	10.8%	3,354,450	18.2%
$3,000.01-$4,000.00	1,456,615,013	10.4%	2,028,406	11.0%
$4,000.01-$5,000.00	1,927,720,822	13.8%	1,828,771	9.9%
$5,000.01-$6,000.00	1,862,584,171	13.3%	1,349,827	7.3%
$6,000.01-$7,000.00	1,252,724,755	9.0%	841,511	4.6%
$7,000.01-$8,000.00	1,326,260,633	9.5%	881,306	4.8%
$8,000.01-$9,000.00	908,821,132	6.5%	479,126	2.6%
$9,000.01-$10,000.00	1,700,558,928	12.2%	1,051,558	5.7%
$10,000.01 or more	611,033,918	4.4%	303,079	1.6%
Total	$13,993,973,386	100.0%	18,449,188	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$–	0.0%	–	0.0%
6 Months to 12 Months	–	0.0%	–	0.0%
Over 12 Months to 24 Months	–	0.0%	–	0.0%
Over 24 Months to 36 Months	–	0.0%	–	0.0%
Over 36 Months to 48 Months	321,977,103	2.3%	434,355	2.4%
Over 48 Months to 60 Months	1,046,219,465	7.5%	1,262,853	6.8%
Over 60 Months to 72 Months	1,045,894,870	7.5%	1,322,453	7.2%
Over 72 Months to 84 Months	1,146,656,391	8.2%	1,332,432	7.2%
Over 84 Months to 96 Months	1,144,319,890	8.2%	1,281,708	6.9%
Over 96 Months to 108 Months	1,258,239,540	9.0%	1,354,023	7.3%
Over 108 Months to 120 Months	1,205,130,163	8.6%	1,364,502	7.4%
Over 120 Months	6,825,535,964	48.8%	10,096,862	54.7%
Total	$13,993,973,386	100.0%	18,449,188	100.0%